Putnam
Capital
Appreciation
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The managers of a fund whose investment strategy emphasizes diversification can find a market dominated by a single type of stock frustrating indeed. Such was the case for Putnam Capital Appreciation Fund during the fiscal year ended May 31, 1999. For most of the period, large-company stocks led the market as stocks of smaller and midsize companies took a back seat.

Despite the challenges presented by such a narrow market, your fund's management team held fast to the established investment discipline. In the following report, your fund's managers discuss fiscal 1999 performance and look with optimism at prospects for the months ahead.

I am pleased to announce the appointment of Michael K. Arends to the fund's management team. Before joining Putnam in 1997, Michael was with Phoenix Duff and Phelps, Kemper Financial Services, and Institutional Capital Corporation. He has 22 years of investment experience. After the close of the fiscal period, Joseph P. Joseph also was appointed to the fund's management team. Before joining Putnam in 1994, Joe was with Vert Independent Capital Research, Price Waterhouse LLP, and Bramayya & Co. He has 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999


Report from the Fund Managers

Gerald S. Zukowski
Michael K. Arends
Thomas Haslett

Diversification is one of the classic guidelines of prudent investing, but occasionally it may actually detract from short-term performance. This was the case for the fiscal year ended May 31, 1999, when a small group of large-company growth stocks dominated the U.S. equity market and outperformed all other types of investments. For funds that invest across a wide spectrum of companies, such as Putnam Capital Appreciation Fund, this environment proved quite challenging. During this period, we made some shifts in the focus of the fund's holdings and expanded the management team to take better advantage of the fund's flexible strategy. At the same time, we remained committed to strategic stock selection that targets fundamentally strong companies with attractive prices.

Total return for 12 months ended 5/31/99

         Class A            Class B             Class M
      NAV       POP      NAV      CDSC       NAV       POP
----------------------------------------------------------------
     -2.40%    -8.01%   -2.99%   -7.73%     -2.87%    -6.27%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* PORTFOLIO HOLDINGS BROADENED

Since its inception in 1993, Putnam Capital Appreciation Fund's strength has been its all-cap strategy, which gives it the flexibility to invest in companies of all sizes and at different stages of growth. This approach, combined with our intensive bottom-up stock selection process, has resulted in solid long-term returns.

During fiscal 1999, however, even such a flexible strategy was challenged by the narrow market. The fund's investments in small companies proved problematic as these stocks remained severely out of favor. Conversely large-company stocks, which were not as heavily represented in the portfolio, provided the strongest returns through most of the period. We have since repositioned the portfolio to place a greater emphasis on stocks of midsize and large companies. Another manager (Michael Arends) has joined the team to allow us to provide broader coverage of the equity market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance         11.3%

Telecommunications            10.1%

Pharmaceuticals                9.0%

Retail                         8.9%

Electronics and
electrical equipment           8.1%

Footnote reads:
*Based on net assets as of 5/31/99. Holdings will vary over time.


Despite the challenging market conditions, we are pleased to report on a number of stocks that performed well during the period. A rebound in the semiconductor industry provided a boost for the fund, as holdings such as QLogic Corp. posted significant gains.

QLogic Corp. designs semiconductors and other products that are used to link computers to peripheral devices such as hard disk and CD-ROM drives. The company has been extremely successful with its high-performance Fibre Channel product line. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* LARGE AND MIDSIZE HOLDINGS PROVIDE BOOST

Some notable stocks among the fund's large-cap holdings were IBM, the world's largest computer maker, and Tyco International, a rapidly growing conglomerate. IBM recently reported first-quarter profits that far exceeded Wall Street estimates. The company saw strong growth in personal computers -- its traditional line of business -- as well as in its evolving software and services businesses.

Tyco International's strengths are its ability to globalize its core businesses, to excel in any market it enters, and to acquire underperforming companies and bring them up to Tyco's high standards. In the past few years, Tyco has diversified from primarily construction-related businesses to leadership positions in a variety of industry sectors, from disposable medical supplies and electrical components to fire protection systems and security devices. Tyco's impressive growth is a result of its status as a world-class manufacturer and its ability to acquire competitors and turn them into growth vehicles by cutting costs and making vast operational improvements.


"Putnam Capital Appreciation Fund is its family's most-flexible fund. Lead manager Jerry Zukowski has used his ability to shift among companies with varying market caps, sectors, and value/growth characteristics well."

-- Morningstar.net, June 1, 1999


Among the fund's mid-cap holdings was Calpine Corporation, a power company dedicated to providing customers with clean, competitively priced electricity and thermal energy. Calpine recently acquired 14 geothermal power plants from Pacific Gas and Electric Company. It now owns interests in and operates 18 geothermal power plants and is the nation's largest geothermal and green power producer. The company also broke ground for a $275 million natural gas-fired power plant to be constructed on the Fort Mojave Indian Reservation in Arizona.

* RETAIL STOCKS REAP REWARDS OF STRONG ECONOMY

Continued strength in the U.S. economy and rising consumer confidence provided a significant boost for retail stocks throughout the period. In 1998, consumer spending rose at its fastest pace in 14 years and a surge in early income-tax refunds and home mortgage refinancings has put more disposable income into consumer pockets.

This environment helped stocks such as Intimate Brands, Inc., a fund holding and a retailer of women's intimate apparel and personal care products. Best known for its more than 1,800 Victoria's Secret and Bath & Body Works shops, the company has launched a number of successful promotional programs to boost its brand recognition. Its well-received Victoria's Secret fashion show was simulcast live on the Internet and was viewed by an estimated 200 million people over a four-day period. The company also distributes 426 million copies of its Victoria's Secret catalog each year.


The bottom-up approach to stock selection

A key component of Putnam Capital Appreciation Fund's investment strategy is its bottom-up stock selection process. The term "bottom-up" refers to focusing on the merits and potential of individual companies before considering broad economic trends. This approach assumes that individual stocks can deliver strong performance even if they are in industries that aren't performing well.

The success of this process depends on rigorous, in-depth research, which is a cornerstone of Putnam's investment philosophy. Your fund's management team works closely with Putnam's Global Equity Research organization to examine and monitor thousands of companies and industries. In addition, many Putnam analysts have decades of experience in the businesses they follow, bringing a sharper perspective to their analyses. At Putnam, we believe the teamwork between this vast network of analysts and portfolio managers leads to stronger investment decisions.


Another strong performer in your fund's portfolio was postage services company Pitney Bowes, Inc. The company's strength is its focus on rapidly growing consumer markets such as small businesses and Internet users. Pitney Bowes recently announced a partnership in which 700 Office Depot stores nationwide will carry the Pitney Bowes Personal Post postage meter and scale, giving small businesses the versatility to affix postage to envelopes of all sizes quickly and professionally. The stand-alone postage system can be refilled online via phone modem in less than 30 seconds, 24 hours a day.


* MARKET SHOWS SIGNS OF BROADENING

In the final months of the fiscal year, stocks of small and midsize companies finally began to show signs of improvement, moving from the shadow of large-company stocks to investors' favor. Of course, it is too soon to determine whether this change represents a long-term shift in investor sentiment. As always, your fund remains true to its all-cap investment style with a portfolio mix of small-, mid-, and large-capitalization stocks. On a selective basis, we have been taking some profits in highly valued growth stocks and shifting the proceeds to attractively priced mid-cap holdings.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Electronics and electrical equipment

IBM Corp.
Computer equipment

Tyco International Ltd.
Conglomerate

Microsoft Corp.
Computer services and software

Merck & Co., Inc.
Pharmaceuticals

SBC Communications, Inc.
Telecommunications

Lowe's Cos., Inc.
Retail

Ascend Communications, Inc.
Telecommunications

MediaOne Group Inc.
Broadcasting

Tandy Corp.
Electronics and electrical equipment

Footnote reads:
These holdings represent 19.5% of the fund's net assets as of 5/31/99. Portfolio holdings will vary over time.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Appreciation Fund is designed for investors seeking capital appreciation through investments in equities chosen for their growth potential.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                     Class A           Class B              Class M
(inception dates)   (8/5/93)          (11/2/94)            (1/22/96)
                  NAV      POP      NAV       CDSC       NAV       POP
--------------------------------------------------------------------------
1 year           -2.40%   -8.01%   -2.99%    -7.73%     -2.87%    -6.27%
--------------------------------------------------------------------------
5 years         141.67   127.67   133.19    131.19     135.56    127.37
Annual average   19.30    17.89    18.45     18.25      18.69     17.85
--------------------------------------------------------------------------
Life of fund    208.30   190.58   195.55    194.55     199.16    188.81
Annual average   21.34    20.12    20.47     20.40      20.72     19.99
--------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/99

                       Russell       Standard &
                        Midcap          Poor's         Consumer
                     Growth Index     500 Index      price index
--------------------------------------------------------------------------
1 year                   15.64%         21.03%          2.09%
--------------------------------------------------------------------------
5 years                 145.23         215.97          12.68
Annual average           19.65          25.88           2.42
--------------------------------------------------------------------------
Life of fund            162.41         229.79          15.10
Annual average           17.99          22.71           2.44
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect a voluntary expense limitation previously in effect. Without the expense limitation, total returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/5/93

          Fund's class A   Russell Midcap     S&P 500    Consumer price
Date      shares at POP     Growth Index       Index         index

8/5/93        9,425             10,000         10,000        10,000
5/31/94      12,025             10,701         10,437        10,215
5/31/95      13,902             12,383         12,545        10,540
5/31/96      19,125             16,499         16,112        10,845
5/31/97      23,506             18,308         20,851        11,087
5/31/98      29,774             22,692         27,249        11,274
5/31/99     $29,058            $26,241        $32,979       $11,510

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $29,555 ($29,455 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $29,916 ($28,881 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/99

                           Class A         Class B          Class M
---------------------------------------------------------------------------
Distributions (number)        1               1                1
---------------------------------------------------------------------------
Income                     $0.144          $0.002           $0.036
---------------------------------------------------------------------------
Capital gains
  Long-term                 0.305           0.305            0.305
---------------------------------------------------------------------------
  Short-term                0.197           0.197            0.197
---------------------------------------------------------------------------
  Total                    $0.646          $0.504           $0.538
---------------------------------------------------------------------------
Share value:            NAV      POP         NAV         NAV      POP
---------------------------------------------------------------------------
5/31/98                $23.15   $24.56     $22.86       $22.91   $23.74
---------------------------------------------------------------------------
5/31/99                 21.93    23.27      21.66        21.70    22.49
---------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                      Class A          Class B            Class M
(inception dates)    (8/5/93)         (11/2/94)          (1/22/96)
                   NAV      POP      NAV      CDSC     NAV       POP
-------------------------------------------------------------------------
1 year             0.98%   -4.83%    0.36%   -4.54%    0.43%    -3.09%
-------------------------------------------------------------------------
5 years          166.92   151.48   157.36   155.36   160.13    150.92
Annual average    21.70    20.25    20.81    20.62    21.07     20.20
-------------------------------------------------------------------------
Life of fund     225.31   206.62   211.65   210.65   215.43    204.51
Annual average    22.13    20.91    21.25    21.18    21.50     20.77
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Russell Midcap Index* is composed of all medium and medium/small companies in the Russell 1000 Index. The Russell 1000 Index represents the universe of stocks from which the most active money managers typically select.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended May 31, 1999

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 1999




The fund's portfolio
May 31, 1999

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  General Dynamics Corp.                                                                 $    9,205,000
            170,000  Raytheon Co. Class A                                                                       11,294,375
            200,000  Raytheon Co. Class B                                                                       13,612,500
                                                                                                            --------------
                                                                                                                34,111,875

Automotive (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            145,900  Navistar International Corp.                                                                7,203,813
            145,900  Standard Automotive Corp.                                                                   1,641,375
                                                                                                            --------------
                                                                                                                 8,845,188

Basic Industrial Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             96,800  Caterpillar, Inc.                                                                           5,311,900
             96,900  Illinois Tool Works, Inc.                                                                   7,437,075
                                                                                                            --------------
                                                                                                                12,748,975

Biotechnology (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             91,700  BioChem Pharmaceutical, Inc. (NON)                                                          1,753,763
             53,200  Genzyme Corp. (NON)                                                                         2,157,925
                                                                                                            --------------
                                                                                                                 3,911,688

Broadcasting (4.1%)
--------------------------------------------------------------------------------------------------------------------------
            386,012  AT&T Corp. - Liberty Media, Class A (NON)                                                  25,645,672
            286,200  Cablevision Systems Corp. Class A (NON)                                                    22,574,025
            327,500  CBS Corp. (NON)                                                                            13,673,125
            118,700  Comcast Corp. Class A                                                                       4,569,950
            274,100  Infinity Broadcasting Corp. Class A (NON)                                                   7,006,681
            518,300  MediaOne Group Inc. (NON)                                                                  38,289,413
                                                                                                            --------------
                                                                                                               111,758,866

Building and Construction (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            195,800  Dayton Superior Corp. (NON)                                                                 3,512,163
            136,900  Group Maintenance America Corp.                                                             1,865,263
             50,000  Southern Energy Homes, Inc. (NON)                                                             232,813
                                                                                                            --------------
                                                                                                                 5,610,239

Business Equipment and Services (3.0%)
--------------------------------------------------------------------------------------------------------------------------
            142,100  Acxiom Corp. (NON)                                                                          3,836,700
            585,700  Cendant Corp.                                                                              10,798,844
            320,000  Corrpro Cos., Inc. (NON)                                                                    3,180,000
            233,200  Korn/Ferry Intl. (NON)                                                                      3,089,900
            254,700  Pitney Bowes, Inc.                                                                         16,237,125
            389,300  True North Communications Inc.                                                              9,099,888
             81,300  Unidigital, Inc. (NON)                                                                        365,850
            763,500  U.S. Foodservice (NON)                                                                     33,975,750
                                                                                                            --------------
                                                                                                                80,584,057

Chemicals (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             85,400  Air Products & Chemicals, Inc.                                                              3,501,400
            123,200  Dow Chemical Co.                                                                           14,968,800
            165,700  du Pont (E.I.) de Nemours & Co., Ltd.                                                      10,842,994
            135,000  MacDermid, Inc.                                                                             5,433,750
             65,000  W.R. Grace & Co. (NON)                                                                      1,157,813
                                                                                                            --------------
                                                                                                                35,904,757

Computer Equipment (4.5%)
--------------------------------------------------------------------------------------------------------------------------
            238,500  Cisco Systems, Inc. (NON)                                                                  25,996,500
            218,700  Hewlett-Packard Co.                                                                        20,626,144
            581,200  IBM Corp.                                                                                  67,600,825
            132,300  Sun Microsystems, Inc. (NON)                                                                7,904,925
                                                                                                            --------------
                                                                                                               122,128,394

Computer Services and Software (6.2%)
--------------------------------------------------------------------------------------------------------------------------
            535,300  4Front Software International, Inc. (NON)                                                   5,353,000
            267,200  Acclaim Entertainment, Inc. (NON)                                                           1,728,450
            280,700  Adobe Systems, Inc.                                                                        20,806,888
            170,000  BMC Software, Inc. (NON)                                                                    8,404,375
            255,100  Computer Associates International, Inc.                                                    12,069,419
            273,700  Computer Sciences Corp. (NON)                                                              17,704,969
            141,200  Compuware Corp. (NON)                                                                       4,386,025
            154,800  Diamond Multimedia Systems, Inc. (NON)                                                        682,088
             54,000  Electronic Data Systems Corp.                                                               3,037,500
            745,600  Microsoft Corp. (NON)                                                                      60,160,600
            135,900  National Computer Systems Inc.                                                              4,246,875
            473,600  Parametric Technology Corp. (NON)                                                           6,571,200
            400,000  PLATINUM Technology, Inc. (NON)                                                            11,650,000
             71,600  Pomeroy Computer Resources, Inc. (NON)                                                      1,029,250
             40,000  Sterling Commerce, Inc. (NON)                                                               1,555,000
            195,500  Sterling Software, Inc. (NON)                                                               4,753,094
            111,200  Storage Technology Corp. (NON)                                                              2,210,100
                                                                                                            --------------
                                                                                                               166,348,833

Conglomerates (3.4%)
--------------------------------------------------------------------------------------------------------------------------
            814,800  Ogden Corp.                                                                                20,319,075
            737,000  Tyco International Ltd.                                                                    64,395,375
            118,000  United Technologies Corp.                                                                   7,323,375
                                                                                                            --------------
                                                                                                                92,037,825

Consumer Durable Goods (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,700  Global-Tech Appliance, Inc. (NON)                                                             528,675
            108,200  Home Security International, Inc. (NON)                                                       689,775
            103,300  Maytag Corp.                                                                                7,289,106
                                                                                                            --------------
                                                                                                                 8,507,556

Consumer Non Durables (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             58,500  Kellwood Co.                                                                                1,389,375
            163,500  Kimberly-Clark Corp.                                                                        9,595,406
            170,000  Nike, Inc.                                                                                 10,359,375
            200,000  Styling Technology Corp. (NON)                                                              2,800,000
                                                                                                            --------------
                                                                                                                24,144,156

Consumer Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             62,100  America Online, Inc. (NON)                                                                  7,413,188
            264,000  Darden Restaurants, Inc.                                                                    5,626,500
            256,800  Steiner Leisure Ltd. (NON)                                                                  7,350,900
            128,700  Sylvan Learning Systems, Inc. (NON)                                                         3,507,075
                                                                                                            --------------
                                                                                                                23,897,663

Electronics and Electrical Equipment (8.1%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Bell Microproducts, Inc. (NON)                                                              1,406,250
             17,700  Celestica Inc. (Canada) (NON)                                                                 701,363
            200,000  Emerson Electric Co.                                                                       12,775,000
            788,200  General Electric Co.                                                                       80,150,088
             87,500  Honeywell, Inc.                                                                             8,279,688
            208,400  Intel Corp.                                                                                11,266,625
            265,200  Motorola, Inc.                                                                             21,961,875
            442,200  Pioneer-Standard Electronics, Inc.                                                          4,339,088
            190,000  QLogic Corp. (NON)                                                                         20,852,500
             89,700  Semtech Corp. (NON)                                                                         3,750,581
            459,200  Tandy Corp.                                                                                37,884,000
             71,000  Texas Instruments, Inc.                                                                     7,765,625
            230,000  Vishay Intertechnology, Inc. (NON)                                                          4,786,875
            143,850  WESCO International, Inc. (NON)                                                             2,850,028
                                                                                                            --------------
                                                                                                               218,769,586

Energy-Related (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            270,000  Calpine Corp. (NON)                                                                        14,630,625

Entertainment (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            146,000  Time Warner, Inc.                                                                           9,937,125
             69,600  Viacom, Inc. Class B (NON)                                                                  2,679,600
                                                                                                            --------------
                                                                                                                12,616,725

Environmental Control (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            410,570  Republic Services, Inc. (NON)                                                               9,648,395
            482,600  Waste Management, Inc.                                                                     25,517,475
                                                                                                            --------------
                                                                                                                35,165,870

Food and Beverages (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            362,500  Heinz (H.J.) Co.                                                                           17,513,281
            400,000  Scheid Vineyards, Inc. Class A (NON) (AFF)                                                  2,150,000
            155,900  Seagram Co., Ltd.                                                                           8,097,056
            180,000  Wendy's International, Inc.                                                                 4,905,000
                                                                                                            --------------
                                                                                                                32,665,337

Health Care (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            273,800  Boston Scientific Corp. (NON)                                                              10,387,288
            919,300  Epitope, Inc. (NON) (AFF)                                                                   5,515,800
            808,300  Foundation Health Systems, Inc. Class A (NON)                                              14,448,363
            323,100  Omega Orthodontics, Inc. (NON) (AFF)                                                          131,259
            251,900  United Healthcare Corp.                                                                    14,673,175
            362,700  WeLLPoint Health Networks, Inc. (NON)                                                      29,900,081
                                                                                                            --------------
                                                                                                                75,055,966

Information Systems (--%)
--------------------------------------------------------------------------------------------------------------------------
            159,300  OptiSystems Solutions Ltd.                                                                    901,041

Insurance and Finance (11.3%)
--------------------------------------------------------------------------------------------------------------------------
            181,200  Aetna Inc.                                                                                 16,455,225
            247,000  AFLAC Inc.                                                                                 12,597,000
             48,600  American Capital Strategies, Ltd.                                                             944,663
             71,000  American Express Co.                                                                        8,604,313
            111,000  American International Group, Inc.                                                         12,688,688
            630,000  ARM Financial Group, Inc.                                                                   9,450,000
            271,500  Bank of America Corp.                                                                      17,562,656
            226,100  Bank One Corp.                                                                             12,788,781
            500,000  Beacon Capital Partners 144A                                                                7,687,500
            100,000  Charter One Financial, Inc.                                                                 2,843,750
            309,700  Chase Manhattan Corp.                                                                      22,453,250
            446,900  Citigroup, Inc.                                                                            29,607,125
            133,000  Dime Bancorp, Inc.                                                                          2,709,875
              6,900  Donaldson, Lufkin & Jenrette, Inc. (NON)                                                      284,625
             43,600  Fannie Mae                                                                                  2,964,800
            145,800  Federated Investors, Inc.                                                                   2,551,500
            148,000  Fifth Third Bancorp                                                                        10,091,750
            323,500  First Union Corp.                                                                          14,901,219
            576,400  Firstar Corp.                                                                              16,607,525
             62,300  Fremont General Corp.                                                                       1,319,981
            260,000  Long Beach Financial Corp. (NON)                                                            3,721,250
            328,000  Mercantile Bancorp., Inc.                                                                  19,167,500
             48,000  MMI Companies, Inc.                                                                           828,000
             87,800  Morgan Stanley, Dean Witter, Discover and Co.                                               8,472,700
             36,000  Nationwide Financial Services, Inc. Class A                                                 1,554,750
            299,650  Preferred Employers Holdings, Inc.(NON) (AFF)                                               2,060,094
            161,900  Providian Financial Corp.                                                                  15,532,281
             44,500  Schwab (Charles) Corp.                                                                      4,708,656
            675,600  Scottish Annuity & Life Holdings, Ltd.                                                      6,587,100
            100,000  SLM Holding Corp.                                                                           4,150,000
            104,600  The Equitable Companies, Inc.                                                               7,341,613
            321,000  The PMI Group, Inc.                                                                        18,778,500
          1,071,400  UniCapital Corp. (NON)                                                                      6,026,625
             96,400  Waddell & Reed Financial, Inc.                                                              2,361,800
                                                                                                            --------------
                                                                                                               306,405,095

Medical Supplies and Devices (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            304,200  Baxter International, Inc.                                                                 19,639,913
            564,050  Bergen Brunswig Corp. Class A                                                              12,409,100
            201,600  Medtronic, Inc.                                                                            14,313,600
                                                                                                            --------------
                                                                                                                46,362,613

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             79,300  Alcoa Inc.                                                                                  4,361,500
            235,900  Metals USA, Inc. (NON)                                                                      2,712,850
             66,600  Nucor Corp.                                                                                 3,325,838
            145,000  USX-U.S. Steel Group                                                                        3,905,938
                                                                                                            --------------
                                                                                                                14,306,126

Oil and Gas (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Abacan Resource Corp. (Canada) (NON)                                                          372,000
            210,000  Ashland, Inc.                                                                               8,557,500
            204,600  Burlington Resources Inc.                                                                   8,785,013
            582,000  Conoco, Inc.                                                                               15,786,750
             76,000  Enron Corp.                                                                                 5,424,500
             83,500  Halliburton Co.                                                                             3,454,813
            563,300  Newpark Resources, Inc. (NON)                                                               5,069,700
            292,000  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                            16,516,250
             84,600  Schlumberger Ltd.                                                                           5,091,863
            469,000  Seitel, Inc. (NON)                                                                          7,416,063
            253,100  Ultramar Diamond Shamrock Corp.                                                             5,568,200
            149,000  Unocal Corp.                                                                                5,922,750
            266,300  Williams Cos., Inc.                                                                        13,797,669
                                                                                                            --------------
                                                                                                               101,763,071

Packaging and Containers (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            118,000  Sealed Air Corp. (NON)                                                                      7,330,750
            350,000  Shorewood Packaging Corp. (NON)                                                             5,993,750
            837,000  Smurfit-Stone Container Corp. (NON)                                                        18,047,813
                                                                                                            --------------
                                                                                                                31,372,313

Paper and Forest Products (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             67,500  Bowater, Inc.                                                                               3,476,250
            266,200  Temple Inland, Inc.                                                                        17,835,400
            111,500  Weyerhaeuser Co.                                                                            6,919,969
            166,000  Willamette Industries, Inc.                                                                 7,034,250
                                                                                                            --------------
                                                                                                                35,265,869

Pharmaceuticals (9.0%)
--------------------------------------------------------------------------------------------------------------------------
             49,700  Allergan, Inc.                                                                              4,622,100
            390,000  Elan Corp. PLC ADR (Ireland) (NON)                                                         21,060,000
             66,300  Genentech, Inc. (NON)                                                                       5,805,394
            835,100  ICN Pharmaceuticals, Inc.                                                                  27,453,913
            189,500  Johnson & Johnson                                                                          17,552,438
            160,000  Lilly Eli & Co.                                                                            11,430,000
            133,100  Maxim Pharmaceuticals, Inc. (NON)                                                           1,347,638
            801,600  Merck & Co., Inc.                                                                          54,108,000
            106,600  North American Vaccine, Inc. (NON)                                                            572,975
             50,000  Pfizer, Inc.                                                                                5,350,000
            447,000  Pharmacia & Upjohn, Inc.                                                                   24,780,563
            720,000  Schering-Plough Corp.                                                                      32,445,000
            581,600  Warner-Lambert Co.                                                                         36,059,200
                                                                                                            --------------
                                                                                                               242,587,221

Photography (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            217,600  Eastman Kodak Co.                                                                          14,715,200

Publishing (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            218,500  Journal Register Co. (NON)                                                                  3,796,438
            124,000  McGraw-Hill, Inc.                                                                           6,432,500
            100,000  World Color Press, Inc. (NON)                                                               2,550,000
                                                                                                            --------------
                                                                                                                12,778,938

Real Estate (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            190,600  Anthracite Capital, Inc.                                                                    1,322,288
             69,900  Anworth Mortgage Asset Corp.                                                                  345,131
            113,800  Apartment Investment &
                       Management Co. Class A (R)                                                                4,779,600
            305,200  Capital Automotive (R)                                                                      3,948,525
            450,000  Captec Net Lease Realty, Inc. (R)                                                           6,046,875
             67,600  Centertrust Retail Properties, Inc. (R)                                                       806,975
            219,000  Chastain Capital Corp. (R)                                                                  1,416,656
            208,000  Engel General Developers, Ltd. (NON) (AFF)                                                    416,000
            278,600  Hanover Capital Mortgage Holdings, Inc. (R)                                                 1,532,300
            208,900  Healthcare Realty Trust, Inc. (R)                                                           4,517,463
            218,400  Novastar Financial, Inc. (R)                                                                1,419,600
            701,800  Prime Retail, Inc. (R)                                                                      6,272,338
            383,600  Prison Realty Trust Inc. (R)                                                                4,842,950
              6,200  SL Green Realty Corp. (R)                                                                     134,850
            845,000  Wilshire Real Estate Investment Trust, Inc. (R) (AFF)                                       3,591,250
                                                                                                            --------------
                                                                                                                41,392,801

Recreation (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            517,300  Circus Circus Enterprises, Inc. (NON)                                                      10,927,963
            170,100  MGM Grand, Inc. (NON)                                                                       7,144,200
            562,500  Mirage Resorts, Inc.                                                                       11,531,250
            472,700  Royal Caribbean Cruises Ltd.                                                               18,494,388
                                                                                                            --------------
                                                                                                                48,097,801

Retail (8.9%)
--------------------------------------------------------------------------------------------------------------------------
             58,700  Abercrombie & Fitch Co. Class A (NON)                                                       4,938,138
            373,500  Albertsons, Inc.                                                                           19,982,250
            106,200  Ann Taylor Stores Corp. (NON)                                                               4,586,513
            407,000  BJ's Wholesale Club, Inc. (NON)                                                            10,582,000
             36,000  Circuit City Stores, Inc.                                                                   2,585,250
             34,500  Claire's Stores, Inc.                                                                       1,009,125
            275,000  Cole National Corp. Class A (NON)                                                           2,526,563
            182,000  Dollar General Corp.                                                                        4,834,375
            265,000  Duckwall-Alco Stores, Inc. (NON) (AFF)                                                      2,716,250
            139,400  Federated Department Stores, Inc. (NON)                                                     7,597,300
             54,200  Gap, Inc. (The)                                                                             3,390,888
             95,700  Home Depot, Inc. (The)                                                                      5,442,938
            443,000  Intimate Brands, Inc.                                                                      22,952,938
            220,000  Jo-ann Stores Inc. Class A (NON)                                                            3,698,750
            187,600  Limited, Inc. (The)                                                                         9,168,950
            770,000  Lowe's Cos., Inc.                                                                          39,991,875
            228,900  Officemax, Inc. (NON)                                                                       2,632,350
            509,400  Pier 1 Imports, Inc.                                                                        5,635,238
            843,400  Rite Aid Corp.                                                                             21,085,000
            250,000  Saks, Inc. (NON)                                                                            6,906,250
            321,300  The Men's Wearhouse, Inc. (NON)                                                             8,203,191
            840,000  TJX Cos., Inc. (The)                                                                       25,200,000
            548,600  Wal-Mart Stores, Inc.                                                                      23,384,075
                                                                                                            --------------
                                                                                                               239,050,207

Specialty Consumer Products (--%)
--------------------------------------------------------------------------------------------------------------------------
             42,600  Mattel, Inc.                                                                                1,126,238

Telecommunications (10.1%)
--------------------------------------------------------------------------------------------------------------------------
            151,050  ADC Telecommunications Inc. (NON)                                                           7,382,569
            370,800  Adelphia Communications Corp. (NON)                                                        27,995,400
            511,000  American Telephone & Telegraph Co.                                                         28,360,500
            419,000  Ascend Communications, Inc. (NON)                                                          38,836,063
            504,100  Bell Atlantic Corp.                                                                        27,599,475
            228,000  Cable & Wireless PLC ADR (United Kingdom)                                                   8,721,000
            199,100  General Instrument Corp. (NON)                                                              7,702,681
            536,666  Hellenic Telecommunication
                       Organization S.A. (Greece)                                                               11,603,107
            361,200  Lucent Technologies, Inc.                                                                  20,543,250
            182,600  MCI WorldCom, Inc. (NON)                                                                   15,772,075
            112,600  Nortel Networks Corp. (Canada)                                                              8,445,000
             29,300  QUALCOMM, Inc. (NON)                                                                        2,849,425
            871,900  SBC Communications, Inc.                                                                   44,575,863
            119,200  Sprint Corp.                                                                               13,439,800
            206,600  Swisscom AG-ADR (Switzerland)                                                               7,527,988
                                                                                                            --------------
                                                                                                               271,354,196

Textiles (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             91,200  Mohawk Industries, Inc. (NON)                                                               2,656,200
            217,900  Novel Denim Holdings Ltd. (Hong Kong)                                                       2,015,575
                                                                                                            --------------
                                                                                                                 4,671,775

Transportation (3.4%)
--------------------------------------------------------------------------------------------------------------------------
            242,000  Airborne Freight Corp.                                                                      6,261,750
            170,000  CNF Transportation, Inc.                                                                    7,055,000
            159,000  Continental Airlines, Inc. (NON)                                                            6,240,750
            111,400  FDX Corp. (NON)                                                                             6,133,963
            386,000  GATX Corp.                                                                                 14,981,625
            259,110  MIF Ltd. (Norway)                                                                           4,447,959
            110,000  Northwest Airlines Corp. Class A (NON)                                                      3,657,500
            385,000  Sea Containers, Ltd. Class A                                                               12,993,750
            706,000  Southwest Airlines Co.                                                                     22,636,125
             48,000  UAL Corp. (NON)                                                                             3,228,000
            100,000  USFreightways Corp.                                                                         3,937,500
                                                                                                            --------------
                                                                                                                91,573,922

Utilities (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            139,200  CiNergy Corp.                                                                               4,750,200
             46,300  Consolidated Edison, Inc.                                                                   2,248,444
            193,400  Constellation Energy Group                                                                  6,031,663
            298,000  Endesa S. A.                                                                                6,425,625
            506,600  MCN Corp.                                                                                  10,132,000
                                                                                                            --------------
                                                                                                                29,587,932
                                                                                                            --------------
                     Total Common Stocks (cost $2,253,308,706)                                              $2,652,756,540

CONVERTIBLE BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    2,000,000  Preferred Employers Holdings, Inc.
                       cv. sub. notes 7s, 2003                                                              $    1,528,000
          2,000,000  World Airways, Inc. cv. sr. sub. deb 8s, 2004                                                 400,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $4,000,000)                                                                    $    1,928,000

CONVERTIBLE PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            326,800  Cendant Corp. $0.65 cv. pfd.                                                           $    8,415,100
            112,200  Standard Automotive Corp. $1.02 cv. pfd.                                                    1,444,575
                                                                                                            --------------
                     Total Convertible Preferred Stocks
                       (cost $15,234,174)                                                                   $    9,859,675

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   25,000,000  General Electric Capital Corp. effective yield of
                       4.8%, July 14, 1999                                                                  $   24,856,667
            774,000  Interest in $277,448,000 joint repurchase agreement dated May 28, 1999 with Credit Suisse First Boston
                       due June 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $774,412 for an
                       effective yield of 4.79%                                                                    774,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $25,630,667)                                        $   25,630,667
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $2,298,173,547) (b)                                            $2,690,174,882
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,698,613,382.

  (b) The aggregate identified cost on a tax basis is $2,303,510,575, resulting in gross unrealized appreciation and depreciation of $543,305,392 and $156,641,085, respectively, or net unrealized appreciation of $386,664,307.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,298,173,547) (Note 1)                                        $2,690,174,882
-----------------------------------------------------------------------------------------------
Cash                                                                                    288,414
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             2,060,653
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  803,740
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       61,508,428
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,754,836,117

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     45,016,294
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            5,083,823
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,767,863
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              291,372
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           49,374
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,586
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,697,294
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  311,129
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    56,222,735
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,698,613,382

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,342,546,446
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          6,753,608
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (42,687,742)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        392,001,070
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,698,613,382

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,246,913,496 divided by 56,851,073 shares)                                            $21.93
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.93)*                                  $23.27
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,361,513,169 divided by 62,852,676 shares)**                                          $21.66
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($90,186,717 divided by 4,156,480 shares)                                                $21.70
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.70)*                                  $22.49
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $97,453) (including dividend income of
$1,260,389 from investments in affiliated issuers) (Note 5)                       $  44,524,391
-----------------------------------------------------------------------------------------------
Interest                                                                              9,000,458
-----------------------------------------------------------------------------------------------
Total investment income                                                              53,524,849

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     16,029,567
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,857,912
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       62,102
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         33,307
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,621,645
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                14,108,048
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   813,368
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 215,002
-----------------------------------------------------------------------------------------------
Auditing                                                                                 67,781
-----------------------------------------------------------------------------------------------
Legal                                                                                    20,704
-----------------------------------------------------------------------------------------------
Postage                                                                                 847,742
-----------------------------------------------------------------------------------------------
Other                                                                                   581,726
-----------------------------------------------------------------------------------------------
Total expenses                                                                       40,258,904
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (611,242)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         39,647,662
-----------------------------------------------------------------------------------------------
Net investment income                                                                13,877,187
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5)
(including realized loss of $12,247,784 on sales of
investments in affiliated issuers)                                                  (45,947,002)
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                      (61,006)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies during the year                                   (69,190,584)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (115,198,592)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(101,321,405)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended May 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   13,877,187  $    8,172,787
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                       (46,008,008)     95,643,722
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                    (69,190,584)    295,714,232
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                          (101,321,405)    399,530,741
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (9,606,931)     (4,172,539)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (151,081)       (147,312)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (183,347)       (169,011)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (33,490,827)    (20,953,406)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (37,921,426)    (22,686,031)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (2,556,667)     (1,774,614)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                       (490,122,175)  1,920,758,165
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (675,353,859)  2,270,385,993

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,373,967,241   1,103,581,248
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
of $6,753,608 and $3,294,580, respectively)                                      $2,698,613,382  $3,373,967,241
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.15           $18.76           $16.33           $12.24           $10.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .17(c)           .17(c)           .13(c)           .14              .06(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  (.75)            4.77             3.48             4.37             1.59
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.58)            4.94             3.61             4.51             1.65
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.14)            (.09)            (.10)            (.13)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.50)            (.46)           (1.08)            (.29)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                    --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.64)            (.55)           (1.18)            (.42)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.93           $23.15           $18.76           $16.33           $12.24
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.40)           26.67            22.91            37.57            15.61
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,246,913       $1,530,290         $525,804         $173,321         $103,555
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .93             1.03             1.20             1.29             1.13(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .77              .77              .79             1.05             1.89(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              92.49            31.08            38.35            76.68            15.32
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior periods exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of this limitation, expenses of the fund for the period ended May 31, 1996 reflect a reduction of less than $0.01 per share for both class A and class B.

(e) Distributions from net investment income amounted to less than $0.01 per share for class B.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Nov. 2, 1994+
operating performance                                                   Year ended May 31                             to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $22.86           $18.59           $16.24           $12.19           $11.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .03(c)            --(c)            --(c)           .04              .06(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  (.73)            4.73             3.45             4.35             1.20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.70)            4.73             3.45             4.39             1.26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --(e)            --(e)          (.02)            (.05)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.50)            (.46)           (1.08)            (.29)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                    --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.50)            (.46)           (1.10)            (.34)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.66           $22.86           $18.59           $16.24           $12.19
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.99)           25.72            21.95            36.62            11.55*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,361,513       $1,723,054         $543,015         $153,905          $89,962
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.55             1.78             1.95             2.05             1.12*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .15              .02              .03              .30              .65*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              92.49            31.08            38.35            76.68            15.32
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior periods exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of this limitation, expenses of the fund for the period ended May 31, 1996 reflect a reduction of less than $0.01 per share for both class A and class B.

(e) Distributions from net investment income amounted to less than $0.01 per share for class B.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Jan. 22, 1996+
operating performance                                                           Year ended May 31                     to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $22.91           $18.62           $16.29           $13.84
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .06(c)           .06(c)           .04(c)           .02(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   (.73)            4.73             3.46             2.43
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.67)            4.79             3.50             2.45
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.04)            (.04)            (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.50)            (.46)           (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.54)            (.50)           (1.17)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $21.70           $22.91           $18.62           $16.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                               (2.87)           26.04            22.28            17.70 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $90,187         $120,624          $34,763           $2,025
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.43             1.53             1.70              .66*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .27              .28              .23              .16*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               92.49            31.08            38.35            76.68
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior periods exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of this limitation, expenses of the fund for the period ended May 31, 1996 reflect a reduction of less than $0.01 per share for both class A and class B.

(e) Distributions from net investment income amounted to less than $0.01 per share for class B.




Notes to financial statements
May 31, 1999

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1999, the fund had a capital loss carryover of approximately $36,305,000 available to offset future net capital gain, if any, which will expire on May 31, 2007.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1999, the fund reclassified $476,800 to decrease undistributed net investment income and $3,010,048 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,486,848. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1999, fund expenses were reduced by $611,242 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,920 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 0.85% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively. Prior to July 22, 1998, the annual rate was 1.00% of the average net assets attributable to class B shares.

For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $868,811 and $46,471 from the sale of class A and class M shares, respectively and $4,334,333 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $87,943 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $2,786,584,757 and $3,012,698,836, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     17,214,139      $ 381,173,721
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,917,532         40,920,114
-----------------------------------------------------------------------------
                                                19,131,671        422,093,835

Shares
repurchased                                    (28,393,131)      (622,371,499)
-----------------------------------------------------------------------------
Net decrease                                    (9,261,460)     $(200,277,664)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     51,074,128     $1,123,253,209
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,143,129         23,946,747
-----------------------------------------------------------------------------
                                                52,217,257      1,147,199,956

Shares
repurchased                                    (14,135,542)      (309,703,535)
-----------------------------------------------------------------------------
Net increase                                    38,081,715     $  837,496,421
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,733,005      $ 324,951,994
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,657,373         35,036,895
-----------------------------------------------------------------------------
                                                16,390,378        359,988,889

Shares
repurchased                                    (28,917,768)      (625,889,357)
-----------------------------------------------------------------------------
Net decrease                                   (12,527,390)     $(265,900,468)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     57,943,337     $1,265,178,122
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,013,073         21,030,886
-----------------------------------------------------------------------------
                                                58,956,410      1,286,209,008

Shares
repurchased                                    (12,789,657)      (276,546,324)
-----------------------------------------------------------------------------
Net increase                                    46,166,753     $1,009,662,684
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,265,021       $ 27,716,635
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      123,959          2,622,987
-----------------------------------------------------------------------------
                                                 1,388,980         30,339,622

Shares
repurchased                                     (2,498,516)       (54,283,665)
-----------------------------------------------------------------------------
Net decrease                                    (1,109,536)      $(23,944,043)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,053,490        $88,211,779
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       90,372          1,877,929
-----------------------------------------------------------------------------
                                                 4,143,862         90,089,708

Shares
repurchased                                       (744,948)       (16,490,648)
-----------------------------------------------------------------------------
Net increase                                     3,398,914        $73,599,060
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                                  Purchase              Sales           Dividend             Market
Name of Affiliate                                     cost               cost             Income              Value
-------------------------------------------------------------------------------------------------------------------
American Residential
 Investment Trust, Inc.                         $       --        $ 7,345,680         $   21,612        $        --
Anworth Mortgage Asset Corp.                            --          1,265,400             48,480                 --
Bonded Motors, Inc.                                     --          1,985,027                 --                 --
Calpine Corp.                                      855,411         21,966,615                 --                 --
Captec Net Lease Realty, Inc.                           --            642,600            548,841                 --
Chastain Capital Corp.                                  --          5,715,000            165,728                 --
Complete Management, Inc.                               --         10,837,398                 --                 --
Duckwall-Alco Stores, Inc.                              --                 --                 --          2,716,250
Engel General Developers, Ltd.                          --            120,000                 --            416,000
Epitope, Inc.                                           --            904,484                 --          5,515,800
4Front Software International, Inc.              1,100,000            188,985                 --                 --
Hanover Capital Mortgage
 Holdings, Inc.                                         --                 --            133,728                 --
Omega Orthodontics, Inc.                                --            500,000                 --            131,259
Preferred Employers Holdings, Inc.               1,106,250                 --                 --          2,060,094
Scheid Vineyards Inc. Class A                    1,011,375                 --                 --          2,150,000
Unidigital Inc.                                         --          1,043,545                 --                 --
West Coast Entertainment Corp.                          --          5,144,373                 --                 --
Wilshire Real Estate
 Investment Trust, Inc.                                 --          1,478,400            342,000          3,591,250
-------------------------------------------------------------------------------------------------------------------
 Totals                                         $4,073,036        $59,137,507         $1,260,389        $16,580,653




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designated $98,340 as capital gain, which included $98,340 as 20% capital gain, for its taxable year ended May 31, 1999.

The fund has designated 98.93% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin Scott
Vice President

Gerald S. Zukowski
Vice President and Fund Manager

Thomas Haslett
Vice President and Fund Manager

Michael K. Arends
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com

AN002 53221 433/948/2BN 7/99